United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2014 Union First Market Bankshares Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2014. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Certain Officers.

Effective April 22, 2014, R. Hunter Morin, a director of the Company, having reached the mandatory retirement age set forth in the Bylaws of the Company, is no longer eligible for re-election to the Board of Directors of the Company and has retired from the Company’s Board of Directors. Mr. Morin joined the Board in 2003.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 22, 2014. At the annual meeting, the Company’s shareholders: (i) elected each of the persons listed below under Proposals 1, 2, and 3 to serve as a director of the Company in the Class designated below for the director for a term that will continue until the Annual Meeting date designated below for the director or the director’s mandatory retirement age, whichever is sooner; (ii) approved an amendment to the Company’s articles of incorporation to change the Company’s name to “Union Bankshares Corporation”; (iii) ratified the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2014; and (iv) approved, in an advisory (non-binding) vote, the compensation of the executives disclosed in the Company’s 2014 Proxy Statement relating to the annual meeting.

The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: To elect four Class I directors to serve until the 2015 Annual Meeting:

Nominees:	Votes FOR	Votes WITHHELD	Broker Non-Votes
Beverley E. Dalton	32,937,479	369,115	6,308,067
Thomas P. Rohman	32,966,857	339,737	6,308,067
Charles W. Steger	32,929,653	376,941	6,308,067
Keith L. Wampler	33,006,101	300,493	6,308,067

Proposal 2: To elect two Class II directors to serve until the 2016 Annual Meeting:

Nominees:	Votes FOR	Votes WITHHELD	Broker Non-Votes
Glen C. Combs	32,993,679	312,915	6,308,067
Jan S. Hoover	32,983,019	323,575	6,308,067

Proposal 3: To elect six Class III directors to serve until the 2017 Annual Meeting:

Nominees:	Votes FOR	Votes WITHHELD	Broker Non-Votes
G. William Beale	33,005,929	300,665	6,308,067
Gregory L. Fisher	32,957,705	348,889	6,308,067
Patrick J. McCann	32,962,758	343,836	6,308,067
Alan W. Myers	33,022,591	284,003	6,308,067
Linda V. Schreiner	33,027,856	278,738	6,308,067
Raymond D. Smoot, Jr.	32,894,750	411,844	6,308,067

Proposal 4: To amend the Company’s articles of incorporation to change the Company’s name to “Union Bankshares Corporation”:

Votes FOR	Votes AGAINST	ABSTAIN	Broker Non-Votes
39,345,093	223,149	46,419	0

Proposal 5: To ratify the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2014:

Votes FOR	Votes AGAINST	ABSTAIN	Broker Non-Votes
39,264,686	306,490	43,485	0

Proposal 6: To approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the Company’s 2014 Proxy Statement:

Votes FOR	Votes AGAINST	ABSTAIN	Broker Non-Votes
31,194,074	1,771,535	340,983	6,308,069

The Company holds an annual (non-binding) advisory vote until the next required vote on the frequency of such votes.

Item 8.01 Other Events.

On April 23, 2014, the Company issued a press release announcing the declaration of a quarterly dividend payable on May 30, 2014 to shareholders of record as of May 16, 2014. A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Union First Market Bankshares Corporation press release dated April 22, 2014.
99.2	Union First Market Bankshares Corporation press release dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: April 24, 2014	By:	/s/ Robert M. Gorman
Robert M. Gorman Executive Vice President and Chief Financial Officer